                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                          DATE OF REPORT: MAY 12, 2004

                                    TOO, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    Delaware                        1-14987                    31-1333930
------------------           ---------------------            -------------
 (STATE OR OTHER             (COMMISSION FILE NO.)            (IRS EMPLOYER
 JURISDICTION OF                                              IDENTIFICATION
 INCORPORATION OR                                             NUMBER)
 ORGANIZATION)

                               8323 Walton Parkway
                             New Albany, Ohio 43054
                                 (614) 775-3500
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)



                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)




This Amendment to the registrant's Current Report on Form 8-K, originally filed on May 12, 2004, is being submitted solely for the purpose of including Item 12., which was inadvertently omitted from the original EDGAR submission. No changes have been made to Exhibit 99.

ITEM 7.   EXHIBITS.

         (c)   EXHIBITS.

             Exhibit No.                    Description
                  99       Press Release, dated May 12, 2004, entitled "Too,
                           Inc. Reports First Quarter 2004 Operating Results;
                           Second Quarter Earnings Improvement Projected."


ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On May 12, 2004, Too, Inc. (the "Company") issued a press release announcing its financial results for the first quarter ended May 1, 2004, and certain expectations for the second quarter ending July 31, 2004. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

         The Company will also present its financial results for the first quarter ended May 1, 2004 during a conference call on May 12, 2004 at 9:00 a.m. EDT which will be broadcast via Internet webcast. Individual investors can listen to the call through CCBN's individual investor center at www.companyboardroom.com. Institutional investors can access the call via CCBN's password-protected event management site, StreetEvents (www.streetevents.com).

         The information contained or incorporated by reference in this Form 8-K contains forward-looking statements, including those related to expectations for diluted earnings per share and comparable store sales. Such statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. The following factors, among others, in some cases have affected, and in the future could affect, the Company's performance and could cause actual results to differ materially from those expressed or implied in any such forward-looking statements: changes in consumer spending patterns, consumer preferences and overall economic conditions; the impact of competition and pricing; changes in weather patterns, currency and exchange risks; changes in existing or potential trade restrictions, duties, tariffs or quotas; changes in political or financial stability; changes in postal rates and charges, and paper and printing costs; availability of suitable store locations at appropriate terms; the ability to develop new merchandise; the ability to hire and train associates; and/or other risk factors included in the Company's filings with the SEC from time to time, including its Annual Report on Form 10-K filed April 29, 2002. The forward-looking statements made herein are based on information presently available to the management of the Company. The Company assumes no obligation to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TOO, INC.


Date: May 14, 2004                 By:      /s/ Kent A. Kleeberger
                                      ------------------------------------------
                                      Kent A. Kleeberger
                                      Executive Vice President and
                                      Chief Financial Officer


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


                                  EXHIBIT INDEX

 Exhibit No.                             Description
     99      *    Press Release, dated May 12, 2004, entitled "Too, Inc. Reports
                  First Quarter 2004 Operating Results; Second Quarter Earnings
                  Improvement Projected."

-------------------
* Filed with this report.


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